SHARE CANCELLATION AGREEMENT

This Agreement dated effective the 20th day of March, 2008.

BETWEEN:

LUBOW KLAUSER
Uhlandstrasse 7
71549 Auenwald, Germany

(the “Shareholder”)

OF THE FIRST PART

AND:

COLUMBUS VENTURES INC.
810 Peace Portal Drive, Suite 210
Blaine, WA 98230

(the “Company”)

OF THE SECOND PART

WHEREAS the Shareholder has agreed to surrender for cancellation 15,000,000 shares of the Company’s common stock held by the Shareholder.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by the Company to the Shareholder (the receipt of which is hereby acknowledged) the parties hereto mutually agree as follows:

1. The Shareholder shall surrender for cancellation 15,000,000 shares of the Company’s common stock (the “Shares”).

2. The parties acknowledge that the closing of this Agreement shall occur on or before March 31, 2008.

3. This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement.

/s/ Lubow Klauser
LUBOW KLAUSER

COLUMBUS VENTURES INC.

By:	/s/ Alvaro Vollmers
Alvaro Vollmers, Chief Executive Officer